MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Fiscal Year in Review

Despite the fact that it was a very turbulent 12 months for the financial markets, Merrill Lynch Intermediate Government Bond Fund performed well. Interest rates trended lower for the first part of the year as inflation remained low. The ten-year Treasury note started the fiscal year with a yield just below 6%, and moved to an interim low of about 5.4% in mid-January. The bond market then traded sideways, remaining in a narrow range until the end of July. As economic turmoil from overseas increased, highlighted by Russia's currency devaluation, debt devaluation and unstable politics, Treasury issues began to rally. The ensuing crisis picked up steam, and investors began selling most forms of assets with higher levels of risk (including stocks, corporate bonds and mortgages), and placing the proceeds into the Treasury market. Selling by leveraged hedge funds accelerated this process. The yield on the ten-year note reached its low for the period (4.16%) in early October. Stability was restored only after two easings of monetary policy by the Federal Reserve Board in late September and mid-October.

We took advantage of market volatility to enhance the Fund's returns. At the end of July, the Fund had 36% of net assets invested in Treasury securities and 51% in US Government agency debt. Since yield spreads widened relative to Treasury securities for other fixed-income asset classes (including debt issued by Government agencies), these investments underperformed credit risk-free Treasury issues. Therefore, in the last three months of the fiscal year, we increased the Fund's allocation to Treasury issues significantly, bringing the mix of Treasury issues and agency debt to 69% of net assets and 21%, respectively, by the end of September. We accomplished this largely by investing the Fund's large cash flow into Treasury issues. Our allocation along the yield curve remained basically neutral to the market, since we do not invest by attempting to predict the slope of the yield curve. As a result of these strategies, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.23%, +9.68%, +10.05% and +10.12%, respectively, for the 12 months ended October 31, 1998. The Fund outperformed Lipper Analytical Services Inc.'s peer group of Intermediate US Government Bond Funds, which had an average total return of +8.53%.

Growth of net assets during the 12 months ended October 31, 1998 was significant. We started the fiscal year with net assets of about $30.1 million. As investors became more familiar with the Fund, net assets climbed slowly to almost $33 million at the end of July. With the ensuing market turmoil, net assets rose sharply, exceeding $80 million at the close of the fiscal year, the highest level since 1994.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Robert W. Crook

Robert W. Crook
President and Trustee


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Vice President and Portfolio Manager

December 4, 1998

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
Christopher G. Ayoub, Senior Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke, Vice President
Ann Catlin, Vice President
Ralph A. DeCesare, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer
Phillip Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

IMPORTANT TAX INFORMATION

None of the ordinary income distributions paid monthly by Merrill Lynch Intermediate Government Bond Fund during its fiscal year ended October 31, 1998 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed in the table at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

--------------------------------------------------------------------------------
                                                                Percentage of
Quarter Ended                                               Federal Obligations*
--------------------------------------------------------------------------------
January 31, 1998...........................................       43.00%
April 30, 1998.............................................       51.32%
July 31, 1998..............................................       46.90%
October 31, 1998...........................................       73.34%
--------------------------------------------------------------------------------

Of the Fund's ordinary income dividends paid during its fiscal year ended October 31, 1998, 62.63% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                  Ten Years/         Standardized
                                                                 12 Month         3 Month       Since Inception      30-Day Yield
                                                               Total Return     Total Return     Total Return       As of 10/31/98
====================================================================================================================================
ML Intermediate Government Bond Fund Class A Shares               +10.23%          +5.31%          + 15.79%             3.71%
------------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class B Shares               + 9.68           +5.07           + 14.96              3.51
------------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class C Shares               +10.05           +5.24           + 15.09              3.79
------------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class D Shares               +10.12           +5.28           +107.32+             3.93
====================================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are Class A, Class B & Class C Shares, from 2/18/97 to 10/31/98 and Class D Shares, for the ten years ended 10/31/98.
+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, and Class C Shares compared to growth of an investment in the ML US Treasury Bond Index and the ML US Treasury & Government Agency Bond Index. Beginning and ending values are:

                                                 2/18/97**                10/98
                                                 -------                  -----
ML Intermediate Government Bond Fund+
Class A Shares*.............................     $ 9,600                 $11,463
Class B Shares*.............................     $10,000                 $11,496
Class C Shares*.............................     $10,000                 $11,509
ML US Treasury Bond Index++.................     $10,000                 $11,930
ML US Treasury & Government
  Agency Bond Index+++......................     $10,000                 $11,861

A line graph depicting the growth of an investment in the Fund's Class D Shares compared to growth of an investment in the ML US Treasury Bond Index and the ML US Treasury & Government Agency Bond Index. Beginning and ending values are:

                                                  10/88                   10/98
                                                  -----                   -----
ML Intermediate Government Bond Fund+
Class D Shares*.............................     $ 9,600                 $20,525
ML US Treasury Bond Index++.................     $10,000                 $24,478
ML US Treasury & Government
  Agency Bond Index+++......................     $10,000                 $24,394

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Intermediate Government Bond Fund invests in intermediate-term debt securities issued or guaranteed by the US Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years.
++ This unmanaged Index is comprised of US Treasury securities maturing in five to seven years.
+++ This unmanaged Index is comprised of US Treasury and Government agency securities maturing in five to seven years.

      Past performance is not predictive of future performance.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                          % Return Without      % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                             +12.10%             +10.98%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 9/30/98                                + 9.64              + 8.96
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                             % Return             % Return
                                            Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                             +11.54%             +10.54%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 9/30/98                                + 9.18              + 9.18
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return             % Return
                                            Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                             +11.78%             +10.78%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 9/30/98                                + 9.25              + 9.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                          % Return Without      % Return With
                                            Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                             +11.99%             +10.87%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98+                      + 5.80              + 5.59
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98+                       + 7.69              + 7.59
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.
+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

SCHEDULE OF INVESTMENTS

                                                                   Face             Interest          Maturity             Value
Issue                                                             Amount              Rate              Date             (Note 1a)
====================================================================================================================================
US Government & Agency Obligations--91.6%
====================================================================================================================================
US Treasury Notes & Bonds                                       $1,000,000            8.875%           2/15/99          $ 1,011,560
                                                                   250,000            5.625           12/31/99              253,438
                                                                 1,000,000            5.125            8/31/00            1,014,530
                                                                 1,000,000            6.25             8/31/00            1,033,280
                                                                 2,000,000            7.875            8/15/01            2,182,500
                                                                 2,100,000           13.375            8/15/01            2,590,224
                                                                   500,000            6.625            4/30/02              535,705
                                                                 1,000,000            7.50             5/15/02            1,100,160
                                                                 1,000,000            6.50             5/31/02            1,068,910
                                                                   250,000            5.75            10/31/02              262,070
                                                                 5,500,000            6.25             2/15/03            5,900,455
                                                                 3,250,000            5.25             8/15/03            3,391,180
                                                                 8,000,000            5.75             8/15/03            8,478,720
                                                                 4,400,000            7.25             5/15/04            4,999,500
                                                                 3,750,000            7.25             8/15/04            4,277,925
                                                                 1,000,000            7.875           11/15/04            1,175,780
                                                                 3,250,000            7.50             2/15/05            3,777,118
                                                                 4,000,000            5.50             2/15/08            4,273,760
                                                                 7,500,000            5.625            5/15/08            8,084,775
                                                                 1,000,000           10.00             5/15/10            1,291,560
====================================================================================================================================
Federal Home Loan Banks                                          1,000,000            6.67             5/10/01            1,044,690
====================================================================================================================================
Federal Home Loan Mortgage Corporation                           2,000,000            5.75             7/15/03            2,076,560
                                                                 1,000,000            5.75             4/15/08            1,038,750
====================================================================================================================================
Federal National Mortgage Association                            1,000,000            6.50            10/25/03            1,030,860
                                                                   995,141            6.40             1/01/06+           1,039,152
                                                                 2,000,000            6.95            11/13/06            2,106,240
                                                                   998,309            6.105            8/01/08+           1,023,533
                                                                   499,115            6.175            8/01/08+             514,126
                                                                 2,000,000            7.15             8/27/12            2,121,560
                                                                 3,050,000            6.96             9/05/12            3,387,879
====================================================================================================================================
Student Loan Marketing Association                               2,000,000            7.50             3/08/00            2,071,560
====================================================================================================================================
Total US Government & Agency Obligations (Cost--$72,626,891)                                                             74,158,060
====================================================================================================================================

Face Amount                            Short-Term Securities
====================================================================================================================================
US Government Agency Obligations*--6.7%
====================================================================================================================================
$5,399,000         Federal Home Loan Mortgage Corporation, 5.42% due 11/02/1998                                           5,399,000
====================================================================================================================================
Total US Government Agency Obligations (Cost--$5,399,000)                                                                 5,399,000
====================================================================================================================================
Total Investments (Cost--$78,025,891)--98.3%                                                                             79,557,060

Other Assets Less Liabilities--1.7%                                                                                       1,404,526
                                                                                                                        -----------
Net Assets--100.0%                                                                                                      $80,961,586
                                                                                                                        ===========
====================================================================================================================================

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Subject to principal paydowns.

      See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1998

====================================================================================================================================
Assets:             Investments, at value (identified cost--$78,025,891) (Note 1a)............                         $ 79,557,060
                    Receivables:
                      Interest ...............................................................       $ 1,276,380
                      Beneficial interest sold ...............................................           691,099
                      Loaned securities (Note 5) .............................................            21,194
                      Principal paydowns .....................................................             2,223          1,990,896
                                                                                                     -----------
                    Prepaid registration fees and other assets (Note 1d)......................                               43,443
                                                                                                                       ------------
                    Total assets..............................................................                           81,591,399
                                                                                                                       ------------
====================================================================================================================================
Liabilities:        Payables:
                      Beneficial interest redeemed ...........................................           408,054
                      Dividends to shareholders (Note 1e) ....................................           120,654
                      Distributor (Note 2) ...................................................            19,351
                      Investment adviser (Note 2) ............................................             6,592            554,651
                                                                                                     -----------
                    Accrued expenses and other liabilities....................................                               75,162
                                                                                                                       ------------
                    Total liabilities.........................................................                              629,813
                                                                                                                       ------------
====================================================================================================================================
Net Assets:         Net assets................................................................                         $ 80,961,586
                                                                                                                       ============
====================================================================================================================================
Net Assets          Class A Shares of beneficial interest, $0.10 par
Consist of:         value, unlimited number of shares authorized..............................                         $     18,838
                    Class B Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized .....................................................                              395,349
                    Class C Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized .....................................................                               46,257
                    Class D Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized .....................................................                              340,323
                    Paid-in capital in excess of par..........................................                           85,754,313
                    Accumulated realized capital losses on investments--net (Note 6)..........                           (7,124,663)
                    Unrealized appreciation on investments--net...............................                            1,531,169
                                                                                                                       ------------
                    Net assets................................................................                         $ 80,961,586
                                                                                                                       ============
====================================================================================================================================
Net Asset Value:    Class A--Based on net assets of $1,904,433 and 188,385 shares of
                    beneficial interest outstanding ..........................................                         $      10.11
                                                                                                                       ============
                    Class B--Based on net assets of $39,975,361 and 3,953,488 shares
                    of beneficial interest outstanding .......................................                         $      10.11
                                                                                                                       ============
                    Class C--Based on net assets of $4,674,312 and 462,570 shares
                    of beneficial interest outstanding .......................................                         $      10.11
                                                                                                                       ============
                    Class D--Based on net assets of $34,407,480 and 3,403,232 shares
                    of beneficial interest outstanding .......................................                         $      10.11
                                                                                                                       ============
====================================================================================================================================

                    See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

Statement of Operations for the Year Ended October 31, 1998

====================================================================================================================================
Investment Income   Interest and discount earned..............................................                          $ 2,544,232
(Note 1c):
====================================================================================================================================
Expenses:           Investment advisory fees (Note 2).........................................        $  150,322
                    Professional fees.........................................................            70,763
                    Registration fees (Note 1d)...............................................            56,052
                    Printing and shareholder reports..........................................            45,230
                    Account maintenance and distribution fees--Class B (Note 2)...............            38,868
                    Accounting services (Note 2)..............................................            37,878
                    Trustees' fees and expenses...............................................            31,500
                    Account maintenance fees--Class D (Note 2)................................            28,168
                    Custodian fees............................................................             8,257
                    Transfer agent fees--Class D (Note 2).....................................             6,776
                    Transfer agent fees--Class B (Note 2).....................................             2,303
                    Account maintenance and distribution fees--Class C (Note 2)...............             1,938
                    Pricing fees..............................................................             1,468
                    Transfer agent fees--Class C (Note 2).....................................               242
                    Transfer agent fees--Class A (Note 2).....................................               197
                    Other.....................................................................             3,512
                                                                                                     -----------
                    Total expenses before reimbursement.......................................           483,474
                    Reimbursement of expenses (Note 2)........................................          (123,213)
                                                                                                     -----------
                    Total expenses after reimbursement........................................                              360,261
                                                                                                                       ------------
                    Investment income--net....................................................                            2,183,971
                                                                                                                       ------------
====================================================================================================================================
Realized &          Realized gain from investments--net.......................................                              807,327
Unrealized Gain on  Change in unrealized appreciation on investments--net.....................                              805,550
Investments--Net                                                                                                       ------------
(Notes 1c & 3):     Net Increase in Net Assets Resulting from Operations......................                          $ 3,796,848
                                                                                                                       ============
====================================================================================================================================

                    See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

Statements of Changes in Net Assets

                                                                                                           For the Year
                                                                                                         Ended October 31,
                                                                                               -----------------------------------

Increase (Decrease) in Net Assets:                                                                  1998                    1997
====================================================================================================================================
Operations:    Investment income--net.....................................................     $  2,183,971           $  2,187,672
               Realized gain (loss) on investments--net...................................          807,327             (1,031,827)
               Change in unrealized appreciation/depreciation on investments--net.........          805,550                918,657
                                                                                               ------------           ------------
               Net increase in net assets resulting from operations......................         3,796,848              2,074,502
                                                                                               ------------           ------------
====================================================================================================================================
Dividends to   Investment income--net:
Shareholders     Class A ................................................................           (51,694)               (14,144)
(Note 1e):       Class B ................................................................          (415,382)               (12,287)
                 Class C ................................................................           (42,950)                   (77)
                 Class D ................................................................        (1,673,945)            (2,161,164)
                                                                                               ------------           ------------
               Net decrease in net assets resulting from dividends to shareholders.......        (2,183,971)            (2,187,672)
                                                                                               ------------           ------------
====================================================================================================================================
Beneficial     Net increase (decrease) in net assets derived from beneficial
Interest       interest transactions.....................................................        49,242,919            (17,062,260)
Transactions                                                                                   ------------           ------------
(Note 4):
====================================================================================================================================
Net Assets:    Total increase (decrease) in net assets...................................        50,855,796            (17,175,430)
               Beginning of year.........................................................        30,105,790             47,281,220
                                                                                               ------------           ------------
               End of year...............................................................      $ 80,961,586           $ 30,105,790
                                                                                               ============           ============
====================================================================================================================================

               See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

Financial Highlights

                                                                             Class A                           Class B
The following per share data and ratios have been derived         --------------------------------  --------------------------------
from information provided in the financial statements.             For the Year   For the Period    For the Year    For the Period
                                                                       Ended     Feb. 18, 1997+ to      Ended      Feb. 18, 1997+ to
Increase (Decrease) in Net Asset Value:                           Oct. 31, 1998    Oct. 31, 1997    Oct. 31, 1998    Oct. 31, 1997
====================================================================================================================================
Per Share            Net asset value, beginning of period........    $  9.74          $  9.66          $  9.74          $  9.66
Operating                                                            -------          -------          -------          -------
Performance:         Investment income--net......................        .59              .39              .54              .37
                     Realized and unrealized gain on
                     investments--net............................        .37              .08              .37              .08
                                                                     -------          -------          -------          -------
                     Total from investment operations............        .96              .47              .91              .45
                                                                     -------          -------          -------          -------
                     Less dividends from investment
                     income--net.................................       (.59)            (.39)            (.54)            (.37)
                                                                     -------          -------          -------          -------
                     Net asset value, end of period..............    $ 10.11          $  9.74          $ 10.11          $  9.74
                                                                     =======          =======          =======          =======
====================================================================================================================================
Total Investment     Based on net asset value per share..........      10.23%            5.04%++          9.68%            4.81%++
Return:**                                                            =======          =======          =======          =======
====================================================================================================================================
Ratios to Average    Expenses, net of reimbursement..............        .76%            1.12%*           1.23%            1.39%*
Net Assets:                                                          =======          =======          =======          =======
                     Expenses....................................       1.09%            2.08%*           1.54%            2.42%*
                                                                     =======          =======          =======          =======
                     Investment income--net......................       5.99%            5.95%*           5.34%            5.69%*
                                                                     =======          =======          =======          =======
====================================================================================================================================
Supplemental         Net assets, end of period (in thousands)....    $ 1,905          $   425          $39,975          $   829
Data:                                                                =======          =======          =======          =======
                     Portfolio turnover..........................     108.06%          201.55%          108.06%          201.55%
                                                                     =======          =======          =======          =======
====================================================================================================================================

                                                                                                                Class C
The following per share data and ratios have been derived                                           --------------------------------
from information provided in the financial statements.                                              For the Year    For the Period
                                                                                                        Ended      Feb. 18, 1997+ to
Increase (Decrease) in Net Asset Value:                                                             Oct. 31, 1998    Oct. 31, 1997
====================================================================================================================================
Per Share            Net asset value, beginning of period....................................          $  9.73          $  9.66
Operating                                                                                              -------          -------
Performance:         Investment income--net...................................................             .57              .36
                     Realized and unrealized gain on investments--net.........................             .38              .07
                                                                                                       -------          -------
                     Total from investment operations........................................              .95              .43
                                                                                                       -------          -------
                     Less dividends from investment income--net...............................            (.57)            (.36)
                                                                                                       -------          -------
                     Net asset value, end of period..........................................          $ 10.11          $  9.73
                                                                                                       =======          =======
====================================================================================================================================
Total Investment     Based on net asset value per share......................................            10.05%            4.57%++
Return:**                                                                                              =======          =======
====================================================================================================================================
Ratios to Average    Expenses, net of reimbursement..........................................              .95%            1.47%*
Net Assets:                                                                                            =======          =======
                     Expenses................................................................             1.26%            2.64%*
                                                                                                       =======          =======
                     Investment income--net...................................................            5.54%            5.55%*
                                                                                                       =======          =======
====================================================================================================================================
Supplemental         Net assets, end of period (in thousands)................................          $ 4,674          $    47
Data:                                                                                                  =======          =======
                     Portfolio turnover......................................................           108.06%          201.55%
                                                                                                       =======          =======
====================================================================================================================================

               *     Annualized.
               **    Total investment returns exclude the effects of sales
                     loads.
               +     Commencement of operations.
               ++    Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
The following per share data and ratios have been derived           ----------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                    ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998          1997          1996         1995           1994
====================================================================================================================================
Per Share            Net asset value, beginning of year........    $  9.74       $  9.68       $  9.82       $  9.60       $ 10.31
Operating                                                          -------       -------       -------       -------       -------
Performance:         Investment income--net....................        .58           .55           .61           .62           .55
                     Realized and unrealized gain (loss) on
                     investments--net .........................        .37           .06          (.14)          .22          (.71)
                                                                   -------       -------       -------       -------       -------
                     Total from investment operations..........        .95           .61           .47           .84          (.16)
                                                                   -------       -------       -------       -------       -------
                     Less dividends from investment income--
                     net ......................................       (.58)         (.55)         (.61)         (.62)         (.55)
                                                                   -------       -------       -------       -------       -------
                     Net asset value, end of year..............    $ 10.11       $  9.74       $  9.68       $  9.82       $  9.60
                                                                   =======       =======       =======       =======       =======
====================================================================================================================================
Total Investment     Based on net asset value per share........      10.12%         6.60%         4.87%         9.00%        (1.54%)
Return:*                                                           =======       =======       =======       =======       =======
====================================================================================================================================
Ratios to Average    Expenses, net of reimbursement............        .89%         1.25%          .97%          .96%          .83%
Net Assets:                                                        =======       =======       =======       =======       =======
                     Expenses..................................       1.22%         1.69%          .97%          .96%          .83%
                                                                   =======       =======       =======       =======       =======
                     Investment income--net....................       5.94%         5.71%         6.19%         6.38%         5.55%
                                                                   =======       =======       =======       =======       =======
====================================================================================================================================
Supplemental         Net assets, end of year (in thousands)....    $34,408       $28,805       $47,281       $65,139       $81,407
Data:                                                              =======       =======       =======       =======       =======
                     Portfolio turnover........................     108.06%       201.55%        51.44%        47.90%       172.51%
                                                                   =======       =======       =======       =======       =======
====================================================================================================================================

               * Total investment returns exclude the effects of sales loads.

                     See Notes to Financial Statements.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Intermediate Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities traded in the over-the-counter markets are valued at the last available bid price or yield equivalent as obtained from dealers who make a market in the securities. US Government securities and securities issued by Federal agencies are traded in the over-the-counter market. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund. For the year ended October 31, 1998, MLAM earned fees of $150,322, of which $122,202 was waived. MLAM also reimbursed the Fund for additional expenses of $1,011.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended October 31, 1998. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                        Account                     Distribution
                                     Maintenance Fee                    Fee
--------------------------------------------------------------------------------
Class B ............................     0.25%                          0.25%
Class C ............................     0.25%                          0.25%
Class D ............................     0.10%                            --
--------------------------------------------------------------------------------

This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

Distribution Plans, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund.

For the year ended October 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        MLFD              MLPF&S
--------------------------------------------------------------------------------
Class D ............................................    $570              $5,939
--------------------------------------------------------------------------------

For the year ended October 31, 1998, MLPF&S received a contingent deferred sales charge of $11,866 relating to transactions in Class B Shares.

For the year ended October 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,305 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $82,546,464 and $39,120,214, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                     Realized         Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ..........................    $  807,327        $1,531,169
                                                    ----------        ----------
--------------------------------------------------------------------------------
Total ..........................................    $  807,327        $1,531,169
                                                    ==========        ==========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,481,237, of which $1,699,340 related to appreciated securities and $218,103 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $78,075,823.

4. Transactions in Shares of Beneficial Interest:

Net increase (decrease) in net assets derived from beneficial interest transactions was $49,242,919 and $(17,062,260) for the years ended October 31, 1998 and October 31, 1997, respectively.

Transactions in shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 1998                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................           544,445          $  5,453,565
Shares issued to shareholders
in reinvestment of dividends ..........             2,124                21,048
                                                ---------          -------------
Total issued ..........................           546,569             5,474,613
Shares redeemed .......................          (401,812)           (4,027,247)
                                                ---------          -------------
Net increase ..........................           144,757          $  1,447,366
                                                =========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Period
February 18, 1997+ to                                                  Dollar
October 31, 1997                                  Shares               Amount
--------------------------------------------------------------------------------
Shares sold ..............................         49,642          $    467,013
Shares issued to shareholders
in reinvestment of dividends .............            124                 1,191
                                                ---------          -------------
Total issued .............................         49,766               468,204
Shares redeemed ..........................         (6,138)              (58,663)
                                                ---------          -------------
Net increase .............................         43,628          $    409,541
                                                =========          ============
--------------------------------------------------------------------------------
+     Commencement of operations.

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1998                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................          4,530,074          $ 45,305,487
Shares issued to shareholders
in reinvestment of dividends .........             29,013               288,719
                                                ---------          -------------
Total issued .........................          4,559,087            45,594,206
Automatic conversion
of shares ............................             (5,817)              (40,396)
Shares redeemed ......................           (684,891)           (6,813,993)
                                                ---------          -------------
Net increase .........................          3,868,379          $ 38,739,817
                                                =========          ============
--------------------------------------------------------------------------------

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Period
February 18, 1997+ to                                                 Dollar
October 31, 1997                                   Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................         100,605          $    964,735
Shares issued to shareholders
in reinvestment of dividends ............             922                 8,835
                                                ---------          -------------
Total issued ............................         101,527               973,570
Shares redeemed .........................         (16,418)             (156,834)
                                                ---------          -------------
Net increase ............................          85,109          $    816,736
                                                =========          ============
--------------------------------------------------------------------------------
+     Commencement of operations.

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1998                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ...........................           506,793          $  5,074,086
Shares issued to shareholders
in reinvestment of dividends ..........             2,869                28,676
                                                ---------          -------------
Total issued ..........................           509,662             5,102,762
Shares redeemed .......................           (51,908)             (517,906)
                                                ---------          -------------
Net increase ..........................           457,754          $  4,584,856
                                                =========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Period
February 18, 1997+ to                                                 Dollar
October 31, 1997                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ................................        4,812          $     46,564
Shares issued to shareholders
in reinvestment of dividends ...............            4                    38
                                                ---------          -------------
Net increase ...............................        4,816          $     46,602
                                                =========          ============
--------------------------------------------------------------------------------
+     Commencement of operations.

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1998                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................          1,420,622          $ 14,078,604
Automatic conversion
of shares ............................              5,819                40,396
Shares issued to shareholders
in reinvestment of dividends .........            123,655             1,215,520
                                               ----------          -------------
Total issued .........................          1,550,096            15,334,520
Shares redeemed ......................         (1,105,420)          (10,863,640)
                                               ----------          -------------
Net increase .........................            444,676          $  4,470,880
                                               ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1997                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................            564,311          $  5,452,644
Shares issued to shareholders
in reinvestment of dividends .........            192,051             1,843,504
                                               ----------          -------------
Total issued .........................            756,362             7,296,148
Shares redeemed ......................         (2,681,230)          (25,631,287)
                                               ----------          -------------
Net decrease .........................         (1,924,868)         $(18,335,139)
                                               ==========          ============
--------------------------------------------------------------------------------

5. Loaned Securities:

At October 31, 1998, the Fund held US Treasury notes and bonds having an aggregate value of approximately $16,353,000 as collateral for portfolio securities loaned having a market value of approximately $15,750,000.

6. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carryforward of approximately $7,075,000, of which $3,224,000 expires in 2002, $1,996,000 expires in 2003, $977,000 expires in 2004 and $878,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $3,938,679 has been reclassified to paid-in capital in excess of par.

Merrill Lynch Intermediate Government Bond Fund                 October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Intermediate Government Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Intermediate Government Bond Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1998

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                         #IGB01--10/98

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